Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, and rating agency action. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9
	- Life	10 - 11

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13
	- Investment Portfolio	14 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Capital Structure	23 - 24
	- Computation of Basic and Diluted Earnings Per Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Book Value and Book Value per Common Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended September 30		% Change 3Q-09 vs. 3Q-08	Constant $ 2008 (2)	% Change 3Q-09 vs. 3Q-08 (2)	Nine months ended September 30		% Change YTD-09 vs. YTD-08	Constant $ 2008 (2)	% Change YTD-09 vs. YTD-08 (2)
	2009	2008				2009	2008

Gross premiums written	$5,005	$5,220	-4%	$5,070	-1%	$14,657	$14,922	-2%	$14,250	3%

Net premiums written	$3,155	$3,276	-4%	$3,157	0%	$9,994	$10,028	0%	$9,510	5%

Net premiums earned	$3,393	$3,609	-6%	$3,483	-3%	$9,853	$9,977	-1%	$9,439	4%

Net investment income	$511	$520	-2%	$511	0%	$1,519	$1,541	-1%	$1,506	1%

Net income	$494	$54	815%			$1,596	$1,177	36%

Income excluding net realized gains (losses) (1)	$701	$504	39%	$478	47%	$2,076	$1,967	6%	$1,873	11%

Comprehensive income (loss)	$2,270	$(915)	NM			$4,297	$(609)	NM

Operating cash flow	$1,010	$1,058	-5%			$2,332	$3,140	-26%

Combined ratio
Loss and loss expense ratio	58.2%	69.5%				58.7%	61.5%
Underwriting and administrative expense ratio	29.9%	28.4%				29.1%	28.9%

Combined ratio	88.1%	97.9%				87.8%	90.4%

Annualized ROE*	15.9%	12.7%				16.7%	16.5%
Annualized ROE, excluding FAS 115*	15.8%	12.2%				16.2%	16.2%

Effective tax rate on income excluding net realized gains (losses)	18%	13%				18%	17%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.07	$1.50	38%			$6.16	$5.81	6%
Net income	$1.46	$0.16	813%			$4.73	$3.45	37%

Book value per common share	$55.71	$46.06	21%			$55.71	$46.06	21%
Tangible book value per common share	$44.49	$34.61	29%			$44.49	$34.61	29%
Weighted average basic common shares outstanding	337.2	333.6				336.5	332.5
Weighted average diluted common shares outstanding	338.4	335.3				337.1	334.5
Debt/total capitalization	15.6%	17.6%				15.6%	17.6%

(1)	See page 26 Non-GAAP Financial Measures.
(2)	Prior year on a constant dollar basis.
*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Consolidated Results Excluding Life Segment
Gross premiums written	$4,622	$4,733	$4,150	$3,906	$4,839	$13,505	$14,009	$17,915
Net premiums written	2,783	3,048	3,078	2,681	2,928	8,909	9,201	11,882
Net premiums earned	3,031	2,902	2,859	2,867	3,265	8,792	9,166	12,033
Losses and loss expenses	1,764	1,688	1,704	1,654	2,265	5,156	5,629	7,283
Policy benefits	—	1	2	2	5	3	10	12
Policy acquisition costs	508	468	434	448	533	1,410	1,499	1,947
Administrative expenses	400	390	362	388	396	1,152	1,150	1,538

Underwriting income excluding life segment	$359	$355	$357	$375	$66	$1,071	$878	$1,253
Life underwriting income excluding investment income	52	35	21	(26)	45	108	102	76
Net investment income	511	506	502	521	520	1,519	1,541	2,062
Net realized gains (losses)	(223)	(225)	(121)	(644)	(510)	(569)	(989)	(1,633)
Interest expense	60	56	53	54	68	169	176	230
Other income (expense) (1)	(51)	21	(14)	(65)	(6)	(44)	104	39
Income tax expense (benefit)	94	101	125	87	(7)	320	283	370

Net income	$494	$535	$567	$20	$54	$1,596	$1,177	$1,197
Net realized gains (losses)	(223)	(225)	(121)	(644)	(510)	(569)	(989)	(1,633)
Net realized gains (losses) in other income (expense) (1)	(43)	8	3	(48)	(23)	(32)	69	21
Tax expense (benefit) on net realized gains (losses)	(59)	(46)	(16)	(88)	(83)	(121)	(130)	(218)

Income excluding net realized gains (losses) (2)	$701	$706	$669	$624	$504	$2,076	$1,967	$2,591

% Change versus prior year period (3)
Net premiums written	-5%	-5%	1%	-1%	8%	-3%	4%	2%
Net premiums earned	-7%	-5%	1%	-3%	7%	-4%	2%	1%
Net premiums written constant $	-1%	1%	7%	3%	6%	2%	1%	1%
Net premiums earned constant $	-4%	2%	7%	1%	5%	2%	0%	0%

Other ratios
Net premiums written/gross premiums written	60%	64%	74%	69%	61%	66%	66%	66%
Effective tax rate on income excluding net realized gains (losses)	18%	17%	17%	22%	13%	18%	17%	18%

Combined ratio (3)
Loss and loss expense ratio	58.2%	58.2%	59.7%	57.8%	69.5%	58.7%	61.5%	60.6%
Policy acquisition cost ratio	16.7%	16.1%	15.2%	15.6%	16.3%	16.0%	16.3%	16.2%
Administrative expense ratio	13.2%	13.4%	12.6%	13.5%	12.1%	13.1%	12.6%	12.8%

Combined ratio	88.1%	87.7%	87.5%	86.9%	97.9%	87.8%	90.4%	89.6%

Expense ratio	29.9%	29.5%	27.8%	29.1%	28.4%	29.1%	28.9%	29.0%
Expense ratio excluding A&H	25.3%	25.0%	23.9%	24.5%	24.2%	24.7%	25.1%	24.9%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$—	$—	$1	$4	$(7)	$1	$(7)	$(3)
Catastrophe losses	$45	$31	$38	$67	$411	$114	$500	$567
Prior period development excluding Life - unfavorable (favorable) (4)	$(203)	$(158)	$(68)	$(252)	$(277)	$(429)	$(518)	$(770)
Loss and loss expense ratio excluding catastophe losses and prior period development	63.4%	62.6%	60.7%	64.4%	65.3%	62.3%	62.1%	62.7%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See page 26 Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For YTD 2008, prior period favorable development of $562 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	September 30 2009	June 30 2009	March 31 2009	December 31 2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$38,559	$35,697	$31,355	$31,155
Fixed maturities held to maturity, at amortized cost	3,439	3,517	2,824	2,860
Equity securities, at fair value	546	423	854	988
Short-term investments, at fair value	1,853	2,081	3,909	3,350
Other investments	1,524	1,363	1,298	1,362

Total investments	45,921	43,081	40,240	39,715
Cash	742	654	844	867
Securities lending collateral	1,522	1,370	1,376	1,230
Insurance and reinsurance balances receivable	3,626	4,016	3,853	3,453
Reinsurance recoverable on losses and loss expenses	13,689	13,430	13,713	13,917
Deferred policy acquisition costs	1,413	1,376	1,268	1,214
Value of business acquired	786	793	785	823
Prepaid reinsurance premiums	1,727	1,911	1,593	1,539
Goodwill and other intangible assets	3,772	3,756	3,735	3,747
Deferred tax assets	1,234	1,579	1,952	1,835
Investments in partially owned insurance companies	478	462	886	832
Other assets	2,911	3,227	2,882	2,885

Total assets	$77,821	$75,655	$73,127	$72,057

Liabilities
Unpaid losses and loss expenses	$37,871	$37,268	$36,931	$37,176
Unearned premiums	6,369	6,725	6,186	5,950
Future policy benefits	3,048	2,984	2,915	2,904
Insurance and reinsurance balances payable	3,083	3,075	2,981	2,841
Securities lending payable	1,574	1,427	1,463	1,296
Payable for securities purchased	465	1,082	1,333	740
Accounts payable, accrued expenses, and other liabilities	2,848	2,686	3,023	3,118
Short-term debt	200	216	466	471
Long-term debt	3,321	3,322	2,802	2,806
Trust preferred securities	309	309	309	309

Total liabilities	59,088	59,094	58,409	57,611

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	17,948	17,552	16,864	16,362
Accumulated other comprehensive income (AOCI)	785	(991)	(2,146)	(1,916)

Total shareholders’ equity	18,733	16,561	14,718	14,446

Total liabilities and shareholders’ equity	$77,821	$75,655	$73,127	$72,057

Book value per common share (1)	$55.71	$49.27	$43.82	$43.30
Tangible book value per common share (1)	$44.49	$38.10	$32.70	$32.07

(1)	See page 26 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-09	% of Total Consolidated	3Q-08	% of Total Consolidated	% Change 3Q-09 vs. 3Q-08	YTD 2009	% of Total Consolidated	YTD 2008	% of Total Consolidated	% Change YTD-09 vs. YTD-08
Net premiums written
Property and all other	$954	30%	$1,048	32%	-9%	$3,293	33%	$3,232	32%	2%
Casualty	1,293	41%	1,291	39%	0%	3,992	40%	4,253	42%	-6%

Subtotal	2,247	71%	2,339	71%	-4%	7,285	73%	7,485	74%	-3%
Personal accident (A&H) (1)	762	24%	815	25%	-7%	2,294	23%	2,193	22%	5%
Life (2)	146	5%	122	4%	20%	415	4%	350	4%	19%

Total Consolidated	$3,155	100%	$3,276	100%	-4%	$9,994	100%	$10,028	100%	0%

Add: Life premiums on investment contracts	109		19		474%	304		91		234%

Non-GAAP Total Net Premium Written	$3,264		$3,295		-1%	$10,298		$10,119		2%

Net premiums earned
Property and all other	$1,081	32%	$1,190	33%	-9%	$3,062	31%	$3,030	30%	1%
Casualty	1,383	41%	1,463	41%	-5%	4,122	42%	4,435	45%	-7%

Subtotal	2,464	73%	2,653	74%	-7%	7,184	73%	7,465	75%	-4%
Personal accident (A&H) (1)	793	23%	845	23%	-6%	2,279	23%	2,181	22%	4%
Life (2)	136	4%	111	3%	23%	390	4%	331	3%	18%

Total Consolidated	$3,393	100%	$3,609	100%	-6%	$9,853	100%	$9,977	100%	-1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$564	80%	$354	70%	59%	$1,690	81%	$1,524	77%	11%

Personal accident (A&H) (1)	97	14%	117	23%	-17%	281	14%	338	17%	-17%
Life (2)	40	6%	33	7%	21%	105	5%	105	6%	0%

Total Consolidated	$701	100%	$504	100%	39%	$2,076	100%	$1,967	100%	6%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	3Q-09	Constant $ 3Q-08 (3)	Constant $ % Change 3Q-09 vs. 3Q-08 (3)	YTD 2009	Constant $ YTD 08 (3)	Constant $ % Change YTD-09 vs. YTD-08 (3)
Net premiums written
Property, casualty, and all other	$2,247	$2,276	-1%	$7,285	$7,187	1%
Personal accident (A&H) (1)	762	760	0%	2,294	1,979	16%
Life (2)	146	121	21%	415	344	21%

Total Consolidated	$3,155	$3,157	0%	$9,994	$9,510	5%

Net premiums earned
Property, casualty, and all other	$2,464	$2,581	-5%	$7,184	$7,146	1%
Personal accident (A&H) (1)	793	791	0%	2,279	1,967	16%
Life (2)	136	111	23%	390	326	20%

Total Consolidated	$3,393	$3,483	-3%	$9,853	$9,439	4%

Income excluding net realized gains (losses)
Property, casualty, and all other	$564	$338	67%	$1,690	$1,468	15%
Personal accident (A&H) (1)	97	107	-9%	281	300	-6%
Life (2)	40	33	21%	105	105	0%

Total Consolidated	$701	$478	47%	$2,076	$1,873	11%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior year on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended September 30, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
September 30, 2009
Gross premiums written	$2,730	$1,677	$215	$—	$4,622	$383	$5,005
Net premiums written	1,374	1,203	206	—	2,783	372	3,155
Net premiums earned	1,467	1,317	247	—	3,031	362	3,393
Losses and loss expenses	1,053	631	80	—	1,764	121	1,885
Policy benefits	—	—	—	—	—	79	79
Policy acquisition costs	142	316	50	—	508	59	567
Administrative expenses	146	204	15	35	400	51	451

Underwriting income (loss)	126	166	102	(35)	359	52	411
Net investment income	278	121	65	4	468	43	511
Net realized gains (losses)	(25)	40	(11)	(15)	(11)	(212)	(223)
Interest expense	—	—	—	60	60	—	60
Other income (expense)	(4)	(3)	1	(45)	(51)	—	(51)
Income tax expense (benefit)	47	56	9	(35)	77	17	94

Net income (loss)	328	268	148	(116)	628	(134)	494
Net realized gains (losses)	(25)	40	(11)	(15)	(11)	(212)	(223)
Net realized gains (losses) in other income (expense)	(5)	1	—	(42)	(46)	3	(43)
Tax expense (benefit) on net realized gains (losses)	(59)	6	(1)	(4)	(58)	(1)	(59)

Income (loss) excluding net realized gains (losses) (1)	$299	$233	$158	$(63)	$627	$74	$701

September 30, 2008
Gross premiums written	$2,987	$1,678	$174	$—	$4,839	$381	$5,220
Net premiums written	1,461	1,293	174	—	2,928	348	3,276
Net premiums earned	1,583	1,425	257	—	3,265	344	3,609
Losses and loss expenses	1,356	731	178	—	2,265	104	2,369
Policy benefits	—	5	—	—	5	86	91
Policy acquisition costs	160	329	44	—	533	48	581
Administrative expenses	132	217	14	33	396	61	457

Underwriting income (loss)	(65)	143	21	(33)	66	45	111
Net investment income	278	136	83	(17)	480	40	520
Net realized gains (losses)	(284)	(58)	(2)	14	(330)	(180)	(510)
Interest expense	—	—	—	68	68	—	68
Other income (expense)	(3)	(6)	(1)	6	(4)	(2)	(6)
Income tax expense (benefit)	(7)	10	9	(34)	(22)	15	(7)

Net income (loss)	(67)	205	92	(64)	166	(112)	54
Net realized gains (losses)	(284)	(58)	(2)	14	(330)	(180)	(510)
Net realized gains (losses) in other income (expense)	—	(5)	—	(20)	(25)	2	(23)
Tax expense (benefit) on net realized gains (losses)	(64)	(16)	(1)	(2)	(83)	—	(83)

Income (loss) excluding net realized gains (losses) (1)	$153	$252	$93	$(60)	$438	$66	$504

Income (loss) excluding net realized gains (losses), constant $ (2)	$149	$232	$92	$(60)	$413	$65	$478

(1)	See page 26 Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

Segment 2009 Qtr	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$2,730	$2,664	$2,078	$2,167	$2,987	$7,472	$7,886	$10,053
Net premiums written	1,374	1,454	1,392	1,304	1,461	4,220	4,332	5,636
Net premiums earned	1,467	1,415	1,437	1,377	1,583	4,319	4,302	5,679
Losses and loss expenses	1,053	997	1,004	893	1,356	3,054	3,187	4,080
Policy acquisition costs	142	129	123	112	160	394	450	562
Administrative expenses	146	147	140	138	132	433	398	536

Underwriting income (loss)	126	142	170	234	(65)	438	267	501
Net investment income	278	275	263	266	278	816	829	1,095
Net realized gains (losses)	(25)	(97)	(120)	(259)	(284)	(242)	(450)	(709)
Interest expense	—	—	—	1	—	—	—	1
Other income (expense)	(4)	(1)	(4)	(1)	(3)	(9)	(6)	(7)
Income tax expense (benefit)	47	76	96	93	(7)	219	222	315

Net income (loss)	328	243	213	146	(67)	784	418	564
Net realized gains (losses)	(25)	(97)	(120)	(259)	(284)	(242)	(450)	(709)
Net realized gains (losses) in other income (expense)	(5)	—	—	—	—	(5)	—	—
Tax expense (benefit) on net realized gains (losses)	(59)	(33)	(12)	(72)	(64)	(104)	(79)	(151)

Income excluding net realized gains (losses) (1)	$299	$307	$321	$333	$153	$927	$789	$1,122

Combined ratio
Loss and loss expense ratio	71.7%	70.5%	69.9%	64.9%	85.6%	70.7%	74.1%	71.8%
Policy acquisition cost ratio	9.7%	9.1%	8.6%	8.1%	10.1%	9.1%	10.4%	9.9%
Administrative expense ratio	9.9%	10.4%	9.7%	10.0%	8.4%	10.0%	9.3%	9.4%

Combined ratio	91.3%	90.0%	88.2%	83.0%	104.1%	89.8%	93.8%	91.1%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$—	$(16)	$—	$(16)	$(16)
Catastrophe losses	$24	$20	$4	$3	$258	$48	$295	$298
Prior period development - unfavorable (favorable) (2)	$(45)	$(74)	$(10)	$(102)	$(103)	$(129)	$(205)	$(307)
Loss and loss expense ratio excluding catastophe losses and prior period development	73.1%	74.3%	70.3%	72.0%	75.1%	72.6%	72.7%	72.6%

% Change versus prior year period
Net premiums written	-6%	-4%	2%	-5%	1%	-3%	-3%	-3%
Net premiums earned	-7%	4%	6%	-3%	-1%	0%	-6%	-5%

Other ratios
Net premiums written/gross premiums written	50%	55%	67%	60%	49%	56%	55%	56%

(1)	See page 26 Non-GAAP Financial Measures.

(2)	For YTD 2008, prior period favorable development of $249 million less $44 million of profit share commission on Crop business settlement.

Insurance-North American	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$1,677	$1,710	$1,693	$1,609	$1,678	$5,080	$5,332	$6,941
Net premiums written	1,203	1,265	1,327	1,251	1,293	3,795	4,081	5,332
Net premiums earned	1,317	1,246	1,184	1,250	1,425	3,747	4,087	5,337
Losses and loss expenses	631	635	613	640	731	1,879	2,039	2,679
Policy benefits	—	1	2	2	5	3	10	12
Policy acquisition costs	316	293	260	296	329	869	897	1,193
Administrative expenses	204	190	175	195	217	569	598	793

Underwriting income	166	127	134	117	143	427	543	660
Net investment income	121	114	120	134	136	355	387	521
Net realized gains (losses)	40	(87)	7	(117)	(58)	(40)	(199)	(316)
Other income (expense)	(3)	(5)	(4)	(3)	(6)	(12)	14	11
Income tax expense	56	29	46	5	10	131	95	100

Net income	268	120	211	126	205	599	650	776
Net realized gains (losses)	40	(87)	7	(117)	(58)	(40)	(199)	(316)
Net realized gains (losses) in other income (expense)	1	2	3	1	(5)	6	17	18
Tax expense (benefit) on net realized gains (losses)	6	(15)	8	(17)	(16)	(1)	(45)	(62)

Income excluding net realized gains (losses) (1)	$233	$190	$209	$225	$252	$632	$787	$1,012

Combined ratio
Loss and loss expense ratio	48.0%	51.0%	52.0%	51.5%	51.6%	50.2%	50.1%	50.4%
Policy acquisition cost ratio	24.0%	23.6%	21.9%	23.7%	23.1%	23.2%	22.0%	22.4%
Administrative expense ratio	15.4%	15.2%	14.8%	15.5%	15.2%	15.2%	14.6%	14.8%

Combined ratio	87.4%	89.8%	88.7%	90.7%	89.9%	88.6%	86.7%	87.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(1)	$—	$—	$(4)	$(3)	$(1)	$(3)	$(7)
Catastrophe losses	$16	$10	$15	$(6)	$49	$41	$89	$83
Prior period development - unfavorable (favorable)	$(119)	$(26)	$(24)	$(85)	$(121)	$(169)	$(219)	$(304)
Loss and loss expense ratio excluding catastophe losses and prior period development	55.7%	52.3%	52.7%	58.6%	56.7%	53.6%	53.3%	54.5%

% Change versus prior year period
Net premiums written as reported	-7%	-12%	-1%	7%	24%	-7%	20%	17%
Net premiums earned as reported	-8%	-13%	-3%	2%	25%	-8%	20%	15%
Net premiums written constant $	2%	2%	10%	18%	18%	4%	13%	14%
Net premiums earned constant $	0%	1%	10%	12%	19%	3%	13%	13%
Underwriting income constant $					$130		$489
Income excluding net realized gains (losses), constant $					$232		$713

Other ratios
Net premiums written/gross premiums written	72%	74%	78%	78%	77%	75%	77%	77%

(1)	See page 26 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$215	$359	$379	$130	$174	$953	$791	$921
Net premiums written	206	329	359	126	174	894	788	914
Net premiums earned	247	241	238	240	257	726	777	1,017
Losses and loss expenses	80	56	87	121	178	223	403	524
Policy acquisition costs	50	46	51	40	44	147	152	192
Administrative expenses	15	14	12	13	14	41	43	56

Underwriting income	102	125	88	66	21	315	179	245
Net investment income	65	73	72	74	83	210	235	309
Net realized gains (losses)	(11)	(47)	11	(96)	(2)	(47)	(67)	(163)
Other income (expense)	1	(1)	—	—	(1)	—	(2)	(2)
Income tax expense	9	13	16	6	9	38	24	30

Net income	148	137	155	38	92	440	321	359
Net realized gains (losses)	(11)	(47)	11	(96)	(2)	(47)	(67)	(163)
Tax expense (benefit) on net realized gains (losses)	(1)	1	—	(1)	(1)	—	(3)	(4)

Income excluding net realized gains (losses) (1)	$158	$185	$144	$133	$93	$487	$385	$518

Combined ratio
Loss and loss expense ratio	32.5%	23.4%	36.3%	50.3%	69.2%	30.7%	51.9%	51.5%
Policy acquisition cost ratio	20.1%	19.0%	21.5%	16.6%	16.9%	20.2%	19.5%	18.8%
Administrative expense ratio	5.9%	5.8%	5.2%	5.4%	5.4%	5.6%	5.5%	5.5%

Combined ratio	58.5%	48.2%	63.0%	72.3%	91.5%	56.5%	76.9%	75.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$1	$—	$1	$8	$12	$2	$12	$20
Catastrophe losses	$5	$1	$19	$70	$104	$25	$116	$186
Prior period development - unfavorable (favorable)	$(39)	$(58)	$(34)	$(65)	$(53)	$(131)	$(94)	$(159)
Loss and loss expense ratio excluding catastophe losses and prior period development	46.4%	46.9%	42.8%	50.4%	51.7%	45.4%	49.7%	49.9%

% Change versus prior year period
Net premiums written	18%	22%	4%	-28%	-19%	13%	-23%	-24%
Net premiums earned	-4%	-6%	-10%	-23%	-19%	-7%	-21%	-22%

Other ratios
Net premiums written/gross premiums written	96%	92%	95%	97%	100%	94%	100%	99%

(1)	See page 26 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	3Q-09	2Q-09	1Q-09		4Q-08		3Q-08		YTD 2009	YTD 2008		Full Year 2008
Gross premiums written (1)	$383	$384	$385		$414		$381		$1,152	$913		$1,327
Net premiums written	372	367	346		371		348		1,085	827		1,198
Net premiums earned	362	364	335		359		344		1,061	811		1,170
Losses and loss expenses	121	133	112		106		104		366	214		320
Policy benefits	79	77	97		154		86		253	233		387
Policy acquisition costs	59	55	47		69		48		161	119		188
Administrative expenses	51	64	58		56		61		173	143		199
Net investment income	43	43	46		47		40		132	95		142

Life underwriting income (2)	95	78	67		21		85		240	197		218

Net realized gains (losses)	(212)	108	9		(230)		(180)		(95)	(302)		(532)
Other income (expense)	—	1	(2)		(6)		(2)		(1)	(6)		(12)
Income tax expense	17	14	6		5		15		37	25		30

Net income (loss)	(134)	173	68		(220)		(112)		107	(136)		(356)

Net realized gains (losses)	(212)	108	9		(230)		(180)		(95)	(302)		(532)
Net realized gains (losses) in other income (expense)	3	1	3		—		2		7	2		2
Tax expense (benefit) on net realized gains (losses)	(1)	2	(3)		(6)		—		(2)	—		(6)

Income excluding net realized gains (losses) (3)	$74	$66	$53		$4		$66		$193	$164		$168

Prior period development - unfavorable (favorable)	$—	$—	$1		$—		$—		$1	$—		$—
% Change versus prior year period
Net premiums written	7%	-2%	230	%(4)	234	%(4)	266	%(4)	31%	206	%(4)	214	%(4)
Net premiums earned	5%	-1%	235	%(4)	266	%(4)	262	%(4)	31%	200	%(4)	218	%(4)

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. For the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above are $108.8 million, $100.1 million, $95.5 million, $29.2 million, and $18.8 million, respectively. Fees on universal life and investment contracts are revenue for GAAP and have been classified as premium. For the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, fees reflected as gross premiums written are $8.4 million, $7.7 million, $7.1 million, $5.6 million, and $4.5 million, respectively.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See page 26 Non-GAAP Financial Measures.

(4)	% Change is primarily due to the Combined Insurance acquisition on April 1, 2008.

Life	Page 10

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$28	$26	$25	$27	$31	$79	$95	$122
Less paid claims	34	37	45	35	16	116	32	67

Net	$(6)	$(11)	$(20)	$(8)	$15	$(37)	$63	$55

Living Benefits (Includes GMIB and GMAB)

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$40	$41	$40	$40	$39	$121	$109	$149
Less paid claims	—	—	1	1	—	1	—	—

Net	$40	$41	$39	$39	$39	$120	$109	$149

Total VA Guaranteed Benefits

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$68	$67	$65	$67	$70	$200	$204	$271
Less paid claims	34	37	46	36	16	117	32	67

Net	$34	$30	$19	$31	$54	$83	$172	$204

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $135 million of claims and $103 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

At current market levels we expect approximately $1 million of claims and $152 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total
	Unpaid Losses
	Gross	Ceded	Net
Balance at December 31, 2007	$37,112	$13,520	$23,592

Losses and loss expenses incurred	1,659	80	1,579
Losses and loss expenses paid	(1,748)	(601)	(1,147)
Other (incl. foreign exch. revaluation)	159	71	88

Balance at March 31, 2008	$37,182	$13,070	$24,112

Losses and loss expenses incurred	2,736	841	1,895
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)
Other (incl. foreign exch. revaluation)	12	12	—
Losses and loss expenses acquired (1)	386	33	353

Balance at June 30, 2008	$37,696	$12,932	$24,764

Losses and loss expenses incurred	3,995	1,626	2,369
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)

Balance at September 30, 2008	$38,373	$13,333	$25,040

Losses and loss expenses incurred	2,554	794	1,760
Losses and loss expenses paid	(2,764)	(922)	(1,842)
Other (incl. foreign exch. revaluation)	(987)	(270)	(717)

Balance at December 31, 2008	$37,176	$12,935	$24,241

Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177

Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712

Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071

Add net recoverable on paid losses	—	889	(889)

Balance including net recoverable on paid losses	$37,871	$13,689	$24,182

(1)	Combined Insurance.

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2009	June 30 2009	March 31 2009	December 31 2008
Reinsurance recoverable on paid losses and loss expenses
Active operations	$624	$655	$725	$745
Brandywine	350	297	313	331
Westchester Run-off	35	33	38	34
Other Run-off	13	12	13	12

Total	$1,022	$997	$1,089	$1,122

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,430	$9,996	$10,006	$10,124
Brandywine	2,246	2,394	2,566	2,608
Westchester Run-off	528	533	539	550
Other Run-off	48	86	100	104

Total	$13,252	$13,009	$13,211	$13,386

Gross reinsurance recoverable
Active operations	$11,054	$10,651	$10,731	$10,869
Brandywine	2,596	2,691	2,879	2,939
Westchester Run-off	563	566	577	584
Other Run-off	61	98	113	116

Total	$14,274	$14,006	$14,300	$14,508

Provision for uncollectible reinsurance
Active operations	$(398)	$(387)	$(379)	$(398)
Brandywine	(154)	(151)	(168)	(155)
Westchester Run-off	(27)	(27)	(27)	(27)
Other Run-off	(6)	(11)	(13)	(11)

Total	$(585)	$(576)	$(587)	$(591)

Net reinsurance recoverable
Active operations	$10,656	$10,264	$10,352	$10,471
Brandywine	2,442	2,540	2,711	2,784
Westchester Run-off	536	539	550	557
Other Run-off	55	87	100	105

Total	$13,689	$13,430	$13,713	$13,917

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2009		June 30 2009		March 31 2009		December 31 2008
Market Value
Fixed maturities available for sale	$38,559		$35,697		$31,355		$31,155
Fixed maturities held to maturity	3,532		3,535		2,827		2,865
Short-term investments	1,853		2,081		3,909		3,350

Total	$43,944		$41,313		$38,091		$37,370

Asset Allocation by Market Value
Treasury	$1,859	4%	$1,652	4%	$1,224	3%	$1,018	3%
Agency	2,557	6%	2,420	6%	2,157	6%	2,027	5%
Corporate	12,875	29%	11,522	28%	8,974	24%	8,744	23%
Mortgage-backed securities	11,207	26%	11,100	27%	10,796	28%	10,986	29%
Asset-backed securities	436	1%	534	1%	611	2%	709	2%
Municipal	2,427	6%	2,225	5%	2,101	5%	2,124	6%
Non-U.S.	10,730	24%	9,779	24%	8,319	22%	8,412	23%
Short-term investments	1,853	4%	2,081	5%	3,909	10%	3,350	9%

Total	$43,944	100%	$41,313	100%	$38,091	100%	$37,370	100%

Note: Insured municipal bonds represent $942 million, or 39% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$22,707	52%	$22,611	55%	$22,875	60%	$22,960	61%
AA	3,851	9%	3,870	9%	3,605	10%	3,374	9%
A	7,378	17%	6,328	15%	5,497	14%	5,497	15%
BBB	4,779	11%	4,383	11%	3,560	9%	3,388	9%
BB	2,677	6%	2,334	6%	1,384	4%	1,119	3%
B	1,964	4%	1,601	4%	1,040	3%	934	3%
Other	588	1%	186	0%	130	0%	98	0%

Total	$43,944	100%	$41,313	100%	$38,091	100%	$37,370	100%

Cost/Amortized Cost
Fixed maturities available for sale	$38,004		$36,810		$33,503		$33,109
Fixed maturities held to maturity	3,439		3,517		2,824		2,860
Short-term investments	1,852		2,081		3,909		3,350

Subtotal	43,295		42,408		40,236		39,319
Equity securities	492		546		1,026		1,132
Other investments	1,279		1,320		1,325		1,368

Total	$45,066		$44,274		$42,587		$41,819

Avg. duration of fixed maturities	3.6 years		3.8 years		3.6 years		3.6 years
Avg. market yield of fixed maturities (1)	4.3%		5.6%		6.3%		6.4%
Avg. credit quality	AA		AA		AA		AA
Avg. yield on invested assets (2)	4.7%		4.7%		4.8%		5.0%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 14

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$512	$—	$—	$—	$—	$512
FNMA	5,069	—	—	—	—	5,069
Freddie Mac	1,979	—	—	—	—	1,979

Total agency RMBS	7,560	—	—	—	—	7,560
Non-agency RMBS	643	37	46	78	757	1,561

Total residential mortgage-backed	8,203	37	46	78	757	9,121

Commercial mortgage-backed	1,899	11	170	6	—	2,086

Total mortgage-backed securities	$10,102	$48	$216	$84	$757	$11,207

Asset-backed securities
Sub-prime	$22	$4	$3	$1	$25	$55
Credit cards	30	8	—	6	—	44
Autos	167	19	18	2	2	208
Other	125	1	—	2	1	129

Total asset-backed securities	$344	$32	$21	$11	$28	$436

Insured asset-backed securities represent $52 million, or 12% of our asset-backed security holdings.

Investments 2	Page 15

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2009

Mortgage-backed securities total $11.2 billion, are rated predominantly AAA and comprise 26% of the fixed income portfolio. This compares to a 41% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in sub-prime backed securities in 3Q 2007 and ALT-A, credit card, and auto backed securities in 1Q 2008 and suspended new investments in CMBS in Q1 2009.

Securities issued by Federal agencies with implied or explicit government guarantees total $7.6 billion and represent 83% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 280,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 732. With this conservative loan-to-value ratio and subordinated collateral of 13%, the cumulative 5-year foreclosure rate would have to rise to 20% and real estate values would have to fall 30% from their current levels before principal is impaired. The comparable historical cumulative foreclosure rate is 8% for prime mortgages.

Within the portfolio of prime non-agency RMBS are $157 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 60% issued prior to 2006. The average FICO score is 714 with a relatively conservative loan-to-value ratio of 72%. With subordinated collateral of 21%, the cumulative 5-year foreclosure rate would have to rise to 32% and real estate values would have to fall more than 27% from their current levels before principal is impaired. The comparable cumulative foreclosure rate is approximately 30%.

Commercial mortgage-backed securities of $2.1 billion are rated predominantly AAA, broadly diversified with over 25,000 loans and seasoned with 73% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 66% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 27%. The cumulative foreclosure rate would have to rise to 42% and commercial real estate values would have to fall more than 30% from their current levels before principal is impaired. The current annual delinquency rate is 4%.

Sub-prime asset-backed securities (current holdings of $55 million) are broadly diversified in over 90,000 loans with an average loan-to-value ratio of approximately 81% and an average FICO score of 600. With subordinated collateral of 30%, the cumulative 5-year foreclosure rate would have to rise to 45% and real estate values would have to fall more than 19% from their current levels before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 32%.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.5 years and average subordinated collateral of 17%. Annual default rates would have to rise to 16 times their current level of about 2.4% before principal is impaired.

Investments 3	Page 16

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at September 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$496	$—	$—	$—	$—	$496
FNMA	4,898	—	—	—	—	4,898
Freddie Mac	1,894	—	—	—	—	1,894

Total agency RMBS	7,288	—	—	—	—	7,288
Non-agency RMBS	781	60	54	98	1,013	2,006

Total residential mortgage-backed	8,069	60	54	98	1,013	9,294

Commercial mortgage-backed	1,899	12	209	6	—	2,126

Total mortgage-backed securities	$9,968	$72	$263	$104	$1,013	$11,420

Asset-backed securities
Sub-prime	$29	$6	$6	$1	$49	$91
Credit cards	29	8	—	6	—	43
Autos	164	19	18	2	2	205
Other	123	—	1	5	2	131

Total asset-backed securities	$345	$33	$25	$14	$53	$470

Insured asset-backed securities represent $62 million, or 13% of our asset-backed security holdings.

Investments 4	Page 17

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$684	$275	$1,846	$207	$3,012
Basic Materials	—	—	22	131	153
Communications	—	—	545	618	1,163
Consumer, Cyclical	1	63	114	136	314
Consumer, Non-Cyclical	95	240	431	278	1,044
Diversified Financial Services	57	59	63	171	350
Energy	—	13	170	551	734
Industrial	160	367	153	116	796
Utilities	—	—	346	421	767
All Others	122	80	348	200	750

Total	$1,119	$1,097	$4,038	$2,829	$9,083

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is very high at AA. 59% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 18

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2009

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$165	$88	$22	$7	$282
Communications	379	261	8	7	655
Consumer, Cyclical	191	216	10	17	434
Consumer, Non-Cyclical	298	433	10	8	749
Diversified Financial Services	30	25	26	15	96
Energy	508	139	5	—	652
Industrial	291	163	12	10	476
Utilities	227	107	—	—	334
All Others	59	46	6	3	114

Total	$2,148	$1,478	$99	$67	$3,792

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $68 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 19

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,230	$—	$—	$—	$—	$1,230
Germany	273	—	—	—	—	273
France	273	—	—	—	—	273
Canada	806	—	—	—	—	806
Japan	—	224	—	—	—	224
Other Foreign Government	662	449	480	259	40	1,890
Non-U.S. Corporate	1,189	765	1,966	1,507	607	6,034

	$4,433	$1,438	$2,446	$1,766	$647	$10,730

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 89% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 63% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 20

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

September 30, 2009		Rating
General Electric Co	$451	AA+
JP Morgan Chase & Co	434	A+
Bank of America Corp	362	A
Wells Fargo & Co	324	AA-
Verizon Communications Inc	268	A
Citigroup Inc	252	A
AT&T INC	241	A
Goldman Sachs Group Inc	227	A
Morgan Stanley	197	A
HSBC Holdings Plc	182	AA-
Comcast Corp	173	BBB+
Credit Suisse Group	136	A
Lloyds TSB Group Plc	129	A
Telecom Italia SpA	124	BBB
ConocoPhillips	124	A
Time Warner Cable Inc	116	BBB
Barclays PLC	109	A+
XTO Energy Inc	109	BBB
American Express Co	95	BBB+
Roche Holding AG	94	AA-
Dominion Resources Inc/VA	91	A-
News Corp Ltd	90	BBB+
Banco Santander SA	89	AA
Deutsche Telekom AG	87	BBB+
Vodafone Grouping PLC	84	A-

Investments 8	Page 21

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended September 30, 2009			Nine months ended September 30, 2009
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses) (2)	Net Impact
Fixed maturities	$(1)	$1,602	$1,601	$(120)	$2,736	$2,616
Equity securities	1	177	178	(180)	198	18
Equity and fixed income derivatives	28	—	28	62	—	62
Foreign exchange gains (losses)	(7)	—	(7)	(31)	—	(31)
Other	(16)	198	182	(133)	260	127

Sub-total	5	1,977	1,982	(402)	3,194	2,792
Mark-to-market gains (losses) from derivative transactions (3)	(228)	—	(228)	(167)	—	(167)

Total gains (losses)	(223)	1,977	1,754	(569)	3,194	2,625
Partially-owned entities (4)	(43)	15	(28)	(32)	9	(23)
Income tax expense (benefit)	(59)	354	295	(121)	555	434

Net gains (losses)	$(207)	$1,638	$1,431	$(480)	$2,648	$2,168

(1)	Other-than-temporary impairments for the quarter of $58 million include $39 million for fixed maturities, $nil million for equities and $19 million for other investments. Year to date other-than-temporary impairments of $364 million include $217 million for fixed maturities, $26 million for equities and $121 million for other investments.

(2)	Excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(3)	The quarter includes $209 million of realized losses on the life reinsurance operations which is comprised of a $65 million loss on guaranteed minimum income benefit derivatives and $144 million of losses on other derivatives, including S&P put options and futures. Year to date includes $82 million of realized losses on the life reinsurance operations which is comprised of a $218 million gain on guaranteed minimum income benefit derivatives offset by $300 million of losses on other derivatives, including S&P put options and futures.

(4)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(272)	$(952)	$(1,224)	$(575)	$(1,605)	$(2,180)
Equity securities	(126)	(95)	(221)	(167)	(326)	(493)
Equity and fixed income derivatives	15	—	15	(10)	—	(10)
Foreign exchange gains (losses)	15	—	15	33	—	33
Other	4	(72)	(68)	(19)	(88)	(107)

Sub-total	(364)	(1,119)	(1,483)	(738)	(2,019)	(2,757)
Mark-to-market gains (losses) from derivative transactions (6)	(146)	—	(146)	(251)	—	(251)

Total gains (losses)	(510)	(1,119)	(1,629)	(989)	(2,019)	(3,008)
Partially-owned entities (7)	(23)	(20)	(43)	69	(6)	63
Income tax expense (benefit)	(83)	(265)	(348)	(130)	(317)	(447)

Net gains (losses)	$(450)	$(874)	$(1,324)	$(790)	$(1,708)	$(2,498)

(5)	Impairments for the quarter of $224 million include $196 million for fixed maturities, $28 million for equities and $nil for other investments. Year to date impairments of $623 million include $495 million for fixed maturities, $103 million for equities and $25 million for other investments.

(6)	Includes $161 million and $279 million of realized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(7)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 22

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	September 30 2009	June 30 2009	March 31 2009	December 31 2008	December 31 2007
Total short-term debt	$200	$216	$466	$471	$372
Total long-term debt	3,321	3,322	2,802	2,806	1,811

Total debt	$3,521	$3,538	$3,268	$3,277	$2,183

Total trust preferred securities	$309	$309	$309	$309	$309

Perpetual preferred shares	$—	$—	$—	$—	$557
Common shareholders’ equity	18,733	16,561	14,718	14,446	16,120

Total shareholders’ equity	$18,733	$16,561	$14,718	$14,446	$16,677

Total capitalization	$22,563	$20,408	$18,295	$18,032	$19,169

Tangible capital (1)	$18,791	$16,652	$14,560	$14,285	$16,331

Leverage ratios
Debt/ total capitalization	15.6%	17.3%	17.9%	18.2%	11.4%
Debt plus trust preferred securities/ total capitalization	17.0%	18.9%	19.6%	19.9%	13.0%
Debt/ tangible capital	18.7%	21.2%	22.4%	22.9%	13.4%
Debt plus trust preferred securities/ tangible capital	20.4%	23.1%	24.6%	25.1%	15.3%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 23

ACE Limited
Debt, Trust Preferred and Credit Facilities
(in millions of U.S. dollars)
(Unaudited)

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
ACE INA Holdings Inc. Subordinated Notes	$200	$200	8.41%	December 6, 2009
ACE European Holdings No2 Limited Term Loan	$163	$163	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	5.61%	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	4.15%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$446	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%	May 15, 2036
Other	$14	$14

	$3,827	$3,830

	Commitment	LOC Usage		Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$697		November 8, 2012
Revolving Credit / LOC Facility	$500	$146		November 8, 2012
Funds at Lloyds Capital Facility	$490	$489		December 31, 2013
Bilateral Letter of Credit Facility	$500	$165		September 20, 2014

	$2,490	$1,497

Capital Structure 2	Page 24

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2009	2008	2009	2008
Numerator
Income excluding net realized gains (losses) (1)	$701	$504	$2,076	$1,967
Perpetual preferred dividend	—	—	—	(24)

Income to common shares, excl. net realized gains (losses)	701	504	2,076	1,943
Net realized gains (losses), net of income tax	(207)	(450)	(480)	(790)

Net income available to the holders of common shares	$494	$54	$1,596	$1,153

Rollforward of Common Shares Outstanding
Shares - beginning of period	336,097,451	333,249,308	333,645,471	329,704,531
Issued under employee stock purchase plan	—	—	259,395	203,455
Shares (cancelled) granted	(35,204)	(58,647)	2,057,731	1,093,933
Issued for option exercises	218,229	203,947	317,879	2,392,689

Shares - end of period	336,280,476	333,394,608	336,280,476	333,394,608

Denominator (2)
Weighted average shares outstanding	337,190,828	333,632,699	336,501,257	332,539,162
Effect of other dilutive securities	1,221,041	1,639,720	579,116	1,933,770

Adj. wtd. avg. shares outstanding and assumed conversions	338,411,869	335,272,419	337,080,373	334,472,932

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.08	$1.51	$6.17	$5.84
Net realized gains (losses), net of income tax	(0.62)	(1.35)	(1.43)	(2.37)

Net income	$1.46	$0.16	$4.74	$3.47

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.07	$1.50	$6.16	$5.81
Net realized gains (losses), net of income tax	(0.61)	(1.34)	(1.43)	(2.36)

Net income	$1.46	$0.16	$4.73	$3.45

(1)	See page 26 Non-GAAP Financial Measures.

(2)	The current and prior year calculations have been amended due to the adoption of certain provisions included in Accounting Standards Codification Topic 260, Earnings Per Share. These provisions provide additional guidance on the calculation of earnings per share and require unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be included in the computation of earnings per share pursuant to the two-class method.

Earnings per share	Page 25

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 27.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Net income, as reported	$494	$535	$567	$20	$54	$1,596	$1,177	$1,197
Net realized gains (losses)	(223)	(225)	(121)	(644)	(510)	(569)	(989)	(1,633)
Net realized gains (losses) in other income (expense) (1)	(43)	8	3	(48)	(23)	(32)	69	21
Income tax expense (benefit) on net realized gains (losses)	(59)	(46)	(16)	(88)	(83)	(121)	(130)	(218)

Income excluding net realized gains (losses)	$701	$706	$669	$624	$504	$2,076	$1,967	$2,591

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 26

ACE Limited
Book Value and Book Value per Common Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2009	June 30 2009	March 31 2009	December 31 2008	September 30 2008
Shareholders’ equity	$18,733	$16,561	$14,718	$14,446	$15,356
Perpetual Preferred shares	—	—	—	—	—

Numerator for book value per share calculation	18,733	16,561	14,718	14,446	15,356
Less: goodwill and other intangible assets	3,772	3,756	3,735	3,747	3,817

Numerator for tangible book value per share	$14,961	$12,805	$10,983	$10,699	$11,539

Denominator	336,280,476	336,097,451	335,890,644	333,645,471	333,394,608

Book value per common share	$55.71	$49.27	$43.82	$43.30	$46.06
Tangible book value per common share	$44.49	$38.10	$32.70	$32.07	$34.61

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$16,561	$14,718	$14,446	$15,356	$16,327
Income excluding net realized gains (losses)	701	706	669	624	504
Net realized gains (losses), net of tax	(207)	(171)	(102)	(604)	(450)
Net unrealized gains (losses), net of tax (1)	1,638	1,199	(189)	(594)	(874)
Cumulative translation, net of tax	113	229	(38)	(310)	(98)
Dividend declared on common shares	(105)	(104)	(88)	(91)	—
Income tax valuation allowance on the adoption of new OTTI standard	(1)	(46)	—	—	—
Other (2)	33	30	20	65	(53)

	$18,733	$16,561	$14,718	$14,446	$15,356

(1)	Net unrealized gain (losses) year-to-date excludes $242 million of change in unrealized losses, net of tax of $63 million, related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments (OTTI).

(2)	Other includes proceeds from exercise of stock options, change in minimum pension liability, and stock compensation.

Reconciliation Book Value	Page 27

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-09	2Q-09	1Q-09	4Q-08	3Q-08	YTD 2009	YTD 2008	Full Year 2008
Net income	$494	$535	$567	$20	$54	$1,596	$1,177	$1,197
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	1,985	972	(446)	(1,198)	(1,522)	2,511	(2,750)	(3,948)
Reclassification adjustment for net realized gains (losses) included in net income	51	157	179	464	383	387	725	1,189
Change in cumulative translation adjustments	160	325	(58)	(468)	(155)	427	(122)	(590)
Change in minimum pension liability	1	(10)	(4)	17	5	(13)	6	23
Income tax (expense) benefit related to other comprehensive income items (2)	(421)	(289)	99	292	320	(611)	355	647

Other comprehensive income (loss)	1,776	1,155	(230)	(893)	(969)	2,701	(1,786)	(2,679)

Comprehensive income (loss)	$2,270	$1,690	$337	$(873)	$(915)	$4,297	$(609)	$(1,482)

(1)	Unrealized appreciation on investments year-to-date for 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(2)	Income tax expense year-to-date for 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 28

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares, and shareholders’ equity.

Glossary	Page 29